Exhibit 99.2

Earnings Call 2Q 2021 Friday, July 23, 2021 Exhibit 99.2

DISCLAIMER 2 Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. South State cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following:(1) economic downturn risk, potentially resulting in deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential continued negative economic developments resulting from the Covid19 pandemic, or from federal spending cuts and/or one or more federal budget-related impasses or actions;(2) interest rate risk primarily resulting from the low interest rate environment and historically low yield curve primarily due to government programs in place under the CARES Act and otherwise in response to the Covid19 pandemic, and their impact on the Bank’s earnings, including from the correspondent a nd mortgage divisions, housing demand, the market value of the bank’s loan and securities portfolios, and the market value of SouthState’s equity;(3) risks related to the merger and integration of SouthState and CSFL including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the ris k that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger, (3) risks related to the merger and integration of SouthState and Atlantic Capital including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) disruption to the parties’ businesses as a result of the announcement and pendency of the merger, (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (iv) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses, (v) the failure to obtain the necessary approvals by the shareholders of South State or Atlantic Capital, (vi) the amount of the costs, fees, expenses and charges related to the merger, (vii) the ability by each of SouthState and Atlantic Capital to obtain required governmental approvals of the merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction), (viii) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger, (ix) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger, (x) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (xi) the dilution caused by South State’s issuance of additional shares of its common stock in the merger, (xii) general competitive, economic, political and market conditions, and (xiii) other factors that may affect future results of Atlantic Capital and SouthState including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Board of Governors of the Federal Reserve System and Office of the Comptroller of the Currency and legislative and regulatory actions and reforms (4) risks relating to the continued impact of the Covid19 pandemic on the company, including possible impact to the company and its employees from contacting Covid19, and to efficiencies and the control environment due to the continued work from home environment and to our results of operations due to government stimulus and other interventions to blunt the impact of the pandemic;(5) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations;(6) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures;(7) potential deterioration in real estate values;(8) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the CARES Act)and the resulting impact, including as a result of compression to net interest margin;(9) risks relating to the ability to retain our culture and attract and retain qualified people;(10) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document;(11) risks related to the ability of the company to pursue its strategic plans which depend upon certain growth goals in our lines of business;(12) liquidity risk affecting the Bank’s ability to meet its obligations when they come due;(13) risks associated with an anticipated increase in SouthState’s investment securities portfolio, including ris ks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on termsacceptable to SouthState;(14) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios;(15) transaction risk arising from problems with service or product delivery;(16) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards;(17) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the CARES Act, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL);(18) strategic risk resulting from adverse business decisions or improper implementation of business decisions;(19) reputation risk that adversely affects earnings or capital arising from negative public opinion;(20) cybersecurity risk rela ted to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches,which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events;(21) reputational and operational risks associated with environment, social and governance matters;(22) greater than expected noninterest expenses;(23) excessive loan losses;(24) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the Atlantic Capital integration, and potential difficulties in maintaining relationships with key personnel;(25) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (26) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors;(27) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company;(28) operational, technological, cultural, regulatory, legal, credit and other ris ks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration;(29) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, including the ongoing Covid19 pandemic, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies;(30) terrorist activities risk that results in loss of consumer confidence and economic disruptions;(31) risks related to the proposed merger of South State and Atlantic Capital, including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) disruption to the parties’ businesses as a result of the announcement and pendency of the merger, (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (iv) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses, (v) the failure to obtain the necessary approvals by the shareholders of South State or Atlantic Capital, (vi) the amount of the costs, fees, expenses and chargesrelated to the merger, (vii) the ability byeach of SouthState and Atlantic Capital to obtain required governmental approvals of the merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction), (viii) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger, (ix) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger, (x) the possibility that the merger may be more expensive to complete thananticipated, including as a result of unexpected factors or events, (xi) the dilution caused by South State’s issuance of additional shares of its common stock in the merger, (xii) general competitive, economic, political and market conditions, and (xiii) other factors that may affect future results of Atlantic Capital and SouthState including changes in asset quality and credit risk, and (32) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements,whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statementsinvolve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

$33 Billion in deposits $24 Billion in loans $40 Billion in assets $5.3 Billion market cap (1) Financial metrics as of June 30, 2021; market cap as of July 20, 2021 SouthState Corporation Overview of Franchise (1) 3 (281) 7 Greenwich Excellence Awards 2021 #1 in Florida #2 in Georgia #3 in South Carolina Top 50 Forbes 100 Best Banks in America 2021

Local Market Leadership Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer. Long-Term Horizon We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth. Remarkable Experiences We will make our customers’ lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers. Meaningful and Lasting Relationships We communicate with candor and transparency. The relationship is more valuable than the transaction. Greater Purpose We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community. The WHAT The HOW Guiding Principles Core Values Leadership The WHY To invest in the entrepreneurial spirit, pursue excellence and inspire a greater purpose.

INVESTMENT THESIS 5 • Well-positioned to compete with largest banks with capital markets platform and upgraded technology solutions • High growth markets • Low-cost core deposit base • Diversified revenue streams • Strong credit quality and disciplined underwriting • Energetic and experienced management team with entrepreneurial ownership culture

Quarterly Results

HIGHLIGHTS | LINKED QUARTER Dollars in millions, except per share data * The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after- tax amortization of intangibles to GAAP basis net income; other adjusted figures presented are also Non-GAAP financial measures that exclude the impact of branch consolidation and merger-related expenses, securities gains orlosses - See reconciliation of GAAP to Non-GAAP measures in Appendix 7 1Q21 2Q21 GAAP Net Income $ 146.9 $ 99.0 EPS (Diluted) $ 2.06 $ 1.39 Return on Average Assets 1.56% 1.00 % Non-GAAP* Return on Average Tangible Common Equity 21.16% 14.12 % Non-GAAP, Adjusted* Net Income $ 154.8 $ 133.6 EPS (Diluted) $ 2.17 $ 1.87 Return on Average Assets 1.64% 1.35 % Return on Average Tangible Common Equity 22.24% 18.74%

(1) Adjusted figures above exclude the impact of merger-related expenses; Core net interest income excluding loan accretion and net deferred fees on PPP is also a non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix (2) Adjusted PPNR and PPNR ROAA are Non-GAAP financial measures that exclude the impact of merger-related expenses and extinguishment of debt cost - See reconciliation of GAAP to Non-GAAP measures in Appendix 8 • Reported & adjusted diluted Earnings per Share (“EPS”)(1) of $1.39 and $1.87, respectively • Pre-Provision Net Revenue (“PPNR”)(2) of $113.4 million, or 1.14% PPNR ROAA(2) • Core net interest income (excluding loan accretion and net deferred fees on PPP) (non-GAAP)(1) increased $1.4 million from prior quarter • Loan accretion on acquired loans and PPP net deferred loan fees declined a combined $10.3 million compared to the prior quarter • Noninterest income of $79.0 million, down by $17.3 million compared to 1Q 2021 primarily due to a $16.8 million decrease in mortgage banking income • Loans, excluding PPP loans, increased $168.8 million, or 3.0% annualized • Net loan charge-offs of $2.1 million, or 0.03% annualized • Repurchased 700,000 shares during 2Q 2021 and approximately 273,000 shares in July 2021, bringing total 2021 repurchases to approximately 973,000 shares at a weighted average price of $83.70 • On July 23, 2021, the Company announced the execution of an Agreement and Plan of Merger with Atlantic Capital Bancshares, Inc. QUARTERLY HIGHLIGHTS | 2Q 2021

PPNR(1) – BRIDGE FROM 1Q21 TO 2Q21 (1) Adjusted PPNR is a Non-GAAP financial measure that excludes the impact of merger-related expenses and extinguishment of debt cost -See reconciliation of GAAP to Non-GAAP measures in Appendix * Core NIM is also a non-GAAP financial measure that excludes PPP loans net deferred fees and loan discount accretion -See reconciliation of GAAP to Non-GAAP measures in Appendix 9

TANGIBLE BOOK VALUE PER SHARE (1) (1) The tangible measure is a non-GAAP measure and excludes the effect of period end balances of intangible assets -See reconciliation of GAAP to Non-GAAP measures in Appendix $38.33 $39.83 $41.16 $42.02 $43.07 $36.00 $37.00 $38.00 $39.00 $40.00 $41.00 $42.00 $43.00 $44.00 $45.00 2Q20 3Q20 4Q20 1Q21 2Q21 10

NET INTEREST MARGIN Dollars in millions * Tax equivalent ** Accretion includes PPP loans deferred fees and loan discountaccretion Tax equivalent NIM is Non-GAAP financial measures - See reconciliation of GAAP to Non-GAAP measures in Appendix 11 $145.3 $239.4 $236.2 $231.2 $232.6 $17.3 $30.9 $29.3 $30.8 $20.5 $162.6 $270.3 $265.5 $262.0 $253.1 3.24% 3.22% 3.14% 3.12% 2.87% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% $- $90 $180 $270 $360 $450 2Q20 3Q20 4Q20 1Q21 2Q21 $ in millions Net Interest Income excld. Accretion** Accretion** Net Interest Income Net Interest Margin*

2Q20* 3Q20 4Q20 1Q21 2Q21 Secondary Pipeline $657 $752 $511 $635 $403 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 73% 72% 72% 67% 57% 27% 28% 28% 33% 43% 4.49% 4.11% 4.56% 4.33% 2.85% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 0% 20% 40% 60% 80% 100% 120% 140% Secondary Portfolio Cash Gain on Sale Margin MORTGAGE BANKING DIVISION Dollars in millions * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. 12 49% 51% 60% 40% 63% 37% 63% 37% 72% 28% $1,493 $1,574 $1,413 $1,299 $1,404 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 QTD Production ($)

• Provides capital markets hedging (ARC), fixed income sales, international, clearing and other services to over 1,000 financial institutions across the country CORRESPONDENT BANKING DIVISION 1,077 Clients $- $5 $10 $15 $20 $25 $30 $35 2Q20* 3Q20 4Q20 1Q21 2Q21 $ in millions Correspondent Revenue Breakout ARC Revenues FI Revenues Operational Revenues * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation. 13

Interest Rate Sensitivity

CASH & SECURITIES Dollars in billions * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation. 15 $4.1 $4.4 $3.3 $3.7 $4.5 $5.3 $5.7 $0.6 $2.0 $4.0 $4.1 $4.2 $5.6 $5.9 $4.7B $6.4B $7.3B $7.8B $8.7B $10.9B $11.6B 1.80% 1.38% 0.69% 0.65% 0.86% 1.32% 1.59% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 $13.0 4Q19* 1Q20* 2Q20 3Q20 4Q20 1Q21 2Q21 $ in billions Investments ($) Fed Funds & Int. Earning Cash ($) Avg. 10-Yr Treasury

EXCESS LIQUIDITY PROVIDES SIGNIFICANT TAILWIND (1) Source: S&P Global Market Intelligence; Peers as disclosed in the most recent SSB proxy statement; The 2Q21 averages are based on MRQs available as of 7/20/21 * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation. 16 1.8% 5.8% 10.6% 10.9% 11.2% 14.1% 14.6% 12.4% 12.4% 8.7% 9.9% 11.8% 13.3% 14.2% 3.0% 3.2% 5.5% 5.5% 7.4% 8.8% 9.4% 18.6% 18.8% 17.9% 18.4% 18.6% 19.3% 20.0% -1.0% 4.0% 9.0% 14.0% 19.0% 0% 4% 8% 12% 16% 20% 4Q19* 1Q20* 2Q20* 3Q20 4Q20 1Q21 2Q21 Fed Funds & Interest Earning Cash / Assets Investments / Assets Peer Avg. - Fed Funds & Interest Earning Cash / Assets (1) Peer Avg. - Investments / Assets (1)

INTEREST RATE RISK PROFILE 31.7% 48.5% 15.7% 24.0% (8.0)% (17.5)% (20.0)% (10.0)% $- 10.0% 20.0% 30.0% 40.0% 50.0% % Change in Normalized Consensus Net Income Year 1 % Change in Normalized Consensus Net Income Year 2 Static Balance Sheet Instantaneous Rate Shock Up 200 Up 100 Down 100 17 48.6% 48.6% 30.0% 42.9% 21.4% 8.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Variable Equals 1 Month or Less Variable Equals 12 Months or Less Loan Repricing Frequency (excluding PPP) Fixed Variable Adjustable Drivers of Asset Sensitivity • Excess liquidity available for deployment • Profile of loans and investments • Deposit mix • 77% of time deposits mature within one year

Balance Sheet Strength

LOAN AND DEPOSIT TREND $23.2 $22.9 $22.7 $22.5 $22.7 $2.3 $2.3 $1.9 $1.9 $1.3 $25.5B $25.2B $24.6B $24.4B $24.0B $23.0B $23.5B $24.0B $24.5B $25.0B $25.5B $26.0B $- $10 $20 $30 $40 2Q20 3Q20 4Q20 1Q21 2Q21 $ in billions Loans(1) Total Loans PPP Dollars in billions (1) Excludes loans held forsale 19 $9.9 $9.7 $9.7 $10.8 $11.2 $6.2 $6.4 $7.0 $7.4 $7.7 $9.7 $10.0 $10.3 $10.8 $11.0 $4.1 $3.9 $3.7 $3.5 $3.3 $30.0B $30.0B $30.7B $32.4B $33.2B $- $50,000,000.0B $100,000,000. 0B $150,000,000. 0B $200,000,000. 0B $250,000,000. 0B $300,000,000. 0B $350,000,000. 0B $- $10 $20 $30 $40 2Q20 3Q20 4Q20 1Q21 2Q21 $ in billions Deposits Noninterest-bearing Checking Interest-bearing Checking MMA & Savings Time Deposits

CDL (1) 9% Investor CRE (2) 31% Owner- Occupied CRE 21% Commercial & Industrial 14% Consumer RE 21% Cons / Other 4% TOTAL LOAN PORTFOLIO 20 Data as of June 30, 2021 Loan portfolio balances, average balances or percentage exclude loans held for sale and PPP loans (1) CDL includes residential construction, commercial construction, and all land development loans (2) Investor CRE includes nonowner-occupied CRE and other income producing property Loan Type No. of Loans Balance Avg. Loan Balance Constr., Dev. & Land 5,477 $ 1,947MM $ 355,600 Investor CRE 10,131 7,094MM 700,200 Owner-Occupied CRE 8,348 4,896MM 586,400 Commercial & Industrial 17,463 3,121MM 178,800 Consumer RE 39,350 4,749MM 120,700 Cons / Other 45,871 907MM 19,800 Total 126,640 $ 22,714MM $ 179,400 Loan Relationships Top 10 Represents ~ 3% of total loans Top 20 Represents ~ 5% of total loans Loans by Type Total Loans $22.7 Billion

57% 40% 33% 50% 10% 10% 0% 20% 40% 60% 80% 100% SSB Peer Average (1) Deposit Mix vs. Peers Checking Accounts MM & Savings Time Deposits PREMIUM CORE † DEPOSIT FRANCHISE Noninterest- bearing Checking $11.2 Interest- bearing Checking $7.7 Savings $3.0 Money Market $8.0 Time Deposits $3.3 21 Data as of June 30, 2021 Dollars in billions † Core deposits defined as non-time deposits (1) Source: S&P Global Market Intelligence; 2Q21 MRQs available as of 7/20/21; Peers as disclosed in the most recent SSB proxy statement Total Deposits $33.2 Billion Commercial 67% Retail 33% Deposits by Type Checking Accounts (Noninterest & Interest-bearing) • Total cost of deposits for 2Q21: 12 bps • ~ 806 thousand checking accounts / ~1.1 million total deposit accounts

LOAN PRODUCTION VS LOAN GROWTH Dollars in millions (1) Excludes loans held forsale and PPP * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. ** 1Q19 loan production excludes production fromNational Bank of Commerce (“NBC”); National Commerce Corporation, the holding company of NBC, was acquired byCenterState in 2Q 2019 22 $1,256** $1,791 $1,933 $2,079 $1,699 $1,470 $1,535 $1,879 $1,834 $2,355 $180 $82 $267 $153 $180 $(372) $(277) $(155) $(185) $169 (6)% (2)% 2% 6% 10% -$500 $0 $500 $1,000 $1,500 $2,000 $2,500 1Q19* 2Q19* 3Q19* 4Q19* 1Q20* 2Q20* 3Q20 4Q20 1Q21 2Q21 $ in millions Loan Production (1) Loan Portfolio Growth (1)

ASSET QUALITY Dollars in millions, unlessotherwise noted (1) Excludes loans held forsale and PPP loans * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation. 0.01% 0.01% 0.01% (0.00)% 0.03% -0.01% 0.16% 0.33% 0.50% 2Q20* 3Q20 4Q20 1Q21 2Q21 Net Charge-Offs (Recoveries) to Loans 0.56% 0.50% 0.48% 0.46% 0.38% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 2Q20 3Q20 4Q20 1Q21 2Q21 Nonperforming Assets to Loans & OREO 2.16% 3.37% 3.28% 3.12% 2.92% 1.23% 2.08% 2.03% 1.84% 1.68% 0.94% 1.29% 1.25% 1.28% 1.24% 0% 1% 2% 3% 4% 2Q20 3Q20 4Q20 1Q21 2Q21 Criticized & Classified Asset Trends Combined Special Mention / Assets Substandard / Assets 23 17.5% 4.1% 1.1% 0.8% 0.5% 0.0% 5.0% 10.0% 15.0% 20.0% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2Q20 3Q20 4Q20 1Q21 2Q21 Loan Deferrals (1)

CAPITAL RATIOS (1) Preliminary * The tangible measures are non-GAAP measures and exclude the effect of period end balance of intangible assets -See reconciliation of GAAP to Non-GAAP measures in Appendix 24 1Q21 2Q21(1) Tangible Common Equity* 7.9% 7.8 % Tier 1 Leverage 8.5% 8.1 % Tier 1 Common Equity 12.1% 12.1 % Tier 1 Risk-Based Capital 12.1% 12.1 % Total Risk-Based Capital 14.5% 14.1 % Bank CRE Concentration Ratio 224% 229 % Bank CDL Concentration Ratio 53% 54%

BRANCH OPTIMIZATION 85 Branches Average Size $40M 420 Branches Acquired Plus 12 DeNovo Branches 236 Branches Consolidated or Sold 281 Branches Average Size $118M ~195% growth in deposits per branch 85 432 236 281 2009 …..……………..………..……....…………………………….. June 2021 25

Appendix

CURRENT & HISTORICAL 5 - QTR PERFORMANCE Total revenue and noninterest income are adjusted by securities gains or losses; Tax equivalent NIM, efficiency ratio and adjusted efficiency ratio are Non-GAAP financial measures; Adjusted Efficiency Ratio excludes the impact of branch consolidation, merger-related expenses, securities gains or losses, extinguishment of debt cost, FHLB Advances prepayment penalty, swap termination expense, income tax benefit related to the carryback of tax losses under the CARES Act and amortization expense on intangible assets, as applicable – See Current & Historical Efficiency Ratio and Net Interest Margin reconciliation in Appendix * The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation. 27 3.38% 3.22% 3.14% 3.12% 2.87% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $200 $220 $240 $260 $280 $300 2Q20* 3Q20 4Q20 1Q21 2Q21 $ in millions Net Interest Margin (“NIM”) NIM ($) NIM (%) 72% 70% 73% 73% 76% 28% 30% 27% 27% 24% $383M $385M $363M $358M $332M 1.59% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 0% 20% 40% 60% 80% 100% 120% 2Q20* 3Q20 4Q20 1Q21 2Q21 Revenue Composition NIM / Revenue Noninterest Income / Revenue Avg. 10-year UST Total Revenue $108 $115 $98 $96 $79 1.16% 1.21% 1.03% 1.02% 0.80% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% 1.1% 1.2% 1.3% 1.4% $- $20 $40 $60 $80 $100 $120 $140 2Q20* 3Q20 4Q20 1Q21 2Q21 $ in millions Noninterest Income Noninterest Income Noninterest Income / Avg. Assets 78% 59% 74% 61% 76% 57% 53% 58% 58% 63% 0% 15% 30% 45% 60% 75% 90% 2Q20* 3Q20 4Q20 1Q21 2Q21 Efficiency Ratio Efficiency Ratio Adjusted Efficiency Ratio

LOSS ABSORPTION CAPACITY | 2Q 2021 Dollars in millions (1) Excludes PPP loans and loan held for sale (2) Includes mark on loans from CSFL and prior SSB acquisitions 28 2Q21 % of Total Loans (1) Allowance for Credit Losses (“ACL”) Non-PCD ACL $ 245.4 PCD ACL 105.0 Total ACL $ 350.4 1.54 % Reserve for Unfunded Commitments Reserve for unfunded commitments 31.0 0.14 % Total ACL plus Reserve for Unfunded Commitments $ 381.4 1.68 % Unrecognized Discount – Acquired Loans (2) 81.0 0.35 % Loss Absorption Capacity $ 462.4 2.03 % Total Loans Held for Investment (1) $ 22,714

MERGER- RELATED EXPENSES/DEAL COSTS (1) | 2 0 2 0 - 2021 Dollars in thousands, unless otherwise noted (1) Only includes SSB/CSFL merger-related expenses (2) Merger-related expense occurred pre-merger • System conversion completed in 2Q21 • Cost save realization process on track • Estimated $205 million total spend; $42.5 million remaining 29 CSFL(2) SSB Total MRE 1Q20 $ 3,076 $ 4,114 $ 7,190 4/1-6/7 33,526 33,526 2Q20 40,229 40,229 3Q20 21,574 21,574 4Q20 17,036 17,036 2020 YTD $ 36,602 $ 82,953 $ 119,555 1Q21 9,999 9,999 2Q21 32,961 32,961 LTD $ 36,602 $ 125,913 $ 162,515

P P P U P D AT E 30 30 $804 $467 $5 $818 $704 $420 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 Round 2 Round 1 PPP Totals ($ in millions) Not Forgiven Forgiven 2Q21 Forgiven 1Q21 Forgiven 4Q20 • As of 2Q21, approximately 81%, or $1,942 million of Round 1 PPP loans have been forgiven by the SBA (1) • In 2Q21, we recognized PPP deferred fees of $14.2 million • Approximately $25.9 million of PPP fees remaining to recognize (1) The total forgiven dollar amount represents approved bythe SBA and processed PPP loans

NON-GAAP RECONCILIATIONS – CURRENT & HISTORICAL: EFFICIENCY RATIOS & NET INTEREST MARGIN(UNAUDITED)

	Combined Business Basis* 2Q20			3Q20	4Q20	1Q21	2Q21
	SSB	CSFL (1)	Combined	SSB	SSB	SSB	SSB
Noninterest expense (GAAP)	$ 175,112	$ 132,703	$ 307,815	$ 236,887	$ 278,398	$ 228,711	**$ 263,383**
Less: Amortization of intangible assets	4,665	2,886	7,551	9,560	9,760	9,164	**8,968**
Adjusted noninterest expense (non-GAAP)	$ 170,447	$ 129,817	$ 300,264	$ 227,327	$ 268,638	$ 219,547	**$ 254,415**
Net interest income (GAAP)	$ 162,557	$ 111,624	$ 274,181	$ 270,348	$ 265,547	$ 261,998	**$ 253,130**
Tax Equivalent ("TE") adjustments	579	495	1,074	734	1,662	1,286	**1,424**
Net interest income, TE (non-GAAP)	$ 163,136	$ 112,119	$ 275,255	$ 271,082	$ 267,209	$ 263,284	**$ 254,554**
Noninterest income (GAAP)	$ 54,347	$ 94,271	$ 148,618	$ 114,790	$ 97,871	$ 96,285	**$ 79,020**
Less: Gain (loss) on sale of securities	-	40,276	40,276	15	35	-	**36**
Adjusted noninterest income (non-GAAP)	$ 54,347	$ 53,995	$ 108,342	$ 114,775	$ 97,836	$ 96,285	**$ 78,984**
Efficiency Ratio (Non-GAAP)	**78%**	**78%**	**78%**	**59%**	**74%**	**61%**	**76%**
Noninterest expense (GAAP)	$ 175,112	$ 132,703	$ 307,815	$ 236,887	$ 278,398	$ 228,711	**$ 263,383**
Less: Non-recurring items(2)	45,143	44,761	89,904	31,222	68,439	19,173	**53,644**
Adjusted noninterest expense (non-GAAP)	$ 129,969	$ 87,942	$ 217,911	$ 205,665	$ 209,959	$ 209,538	**$ 209,739**
Adjusted Efficiency Ratio (Non-GAAP)	**60%**	**53%**	**57%**	**53%**	**58%**	**58%**	**63%**
Average Interest-earning Assets	$ 20,347,350	$ 12,414,262	$ 32,761,612	$ 33,503,666	$ 33,853,006	$ 34,231,928	**$ 35,631,605**
Net interest income, TE (non-GAAP)	163,136	112,119	275,255	271,082	267,209	263,284	**254,554**
Net Interest Margin (Non-GAAP)	**3.24%**		**3.38%**	**3.22%**	**3.14%**	**3.12%**	**2.87%**

Dollars in thousands

(1) Through June 7, 2020

(2) Non-recurring items include intangible assets' amortization expenses for the adjusted efficiency ratios

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby.

31

NON-GAAP RECONCILIATIONS – CURRENT & HISTORICAL: INVESTMENTS, FED FUNDS SOLD & INT. EARNING CASH(UNAUDITED)

	Combined Business Basis*										
	4Q19			1Q20			2Q20	3Q20	4Q20	1Q21	2Q21
	SSB	CSFL	Combined (1)	SSB	CSFL	Combined (1)	SSB	SSB	SSB	SSB	SSB
Fed Funds & Interest Earning Cash	$ 426,685	$ 163,890	$ 590,575	$ 1,003,257	$ 1,033,586	$ 2,036,843	$ 3,983,047	$ 4,127,250	$ 4,245,949	$ 5,581,581	**$ 5,875,078**
Investments	2,005,171	2,094,614	4,099,785	2,034,189	2,342,822	4,377,011	3,271,148	3,747,128	4,446,657	5,267,271	**5,719,031**
Total Assets	$ 15,921,092	$ 17,142,025	$ 33,063,117	$ 16,642,911	$ 18,596,292	$ 35,239,203	$ 37,725,356	$ 37,819,366	$ 37,789,873	$ 39,730,332	**$ 40,375,869**
Fed Funds & Interest Earning Cash / Assets			**1.8%**			**5.8%**	**10.6%**	**10.9%**	**11.2%**	**14.1%**	**14.6%**
Investments / Assets			**12.4%**			**12.4%**	**8.7%**	**9.9%**	**11.8%**	**13.3%**	**14.2%**

Dollars in thousands

(1) Does not include purchase accounting adjustments

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby.

32

NON- GAAP RECONCILIATIONS – PPNR, ADJUSTED & CORRESPONDENT & CAPITAL MARKETS INCOME (UNAUDITED) Dollars in thousands (1) Does not include purchase accounting adjustments (2) Through June 7, 2020 33 PPNR, Adjusted (Non-GAAP) 1Q21 2Q21 SSB SSB Net interest income (GAAP) 261,998 $ 253,130 $ Plus: Noninterest income 96,285 79,020 Less: Gain on sale of securities - 36 Total revenue, adjusted (non-GAAP) 358,283 $ 332,114 $ Less: Noninterest expense 228,711 263,383 PPNR (Non-GAAP) 129,572 $ 68,731 $ Plus: Non-recurring items 10,009 44,676 PPNR, Adjusted (Non-GAAP) 139,581 $ 113,407 $ Correspondent & Capital Market Income 3Q20 4Q20 1Q21 2Q21 SSB CSFL (1) Combined SSB SSB SSB SSB ARC revenues 6,037 $ 16,003 $ 22,040 $ 17,682 $ 19,446 $ 10,370 $ 9,433 $ FI revenues 1,848 3,348 5,196 5,157 6,139 15,052 14,280 Operational revenues 2,182 986 3,168 3,593 2,166 3,326 2,164 Total Correspondent & Capital Market Income 10,067 $ 20,337 $ 30,404 $ 26,432 $ 27,751 $ 28,748 $ 25,877 $ Combined Business Basis* 2Q20

NON- GAAP RECONCILIATIONS – TANGIBLE BOOK VALUE / SHARE & TANGIBLE COMMON EQUITY RATIO Dollars in thousands, except forper share data 34 Tangible Book Value per Common Share 2Q20 3Q20 4Q20 1Q21 2Q21 Shareholders' common equity (excludes preferred stock) 4,491,850 $ 4,563,413 $ 4,647,880 $ 4,719,820 $ 4,757,623 $ Less: Intangible assets 1,774,294 1,738,161 1,726,534 1,733,619 1,726,211 Tangible shareholders' common equity (excludes preferred stock) 2,717,556 $ 2,825,252 $ 2,921,346 $ 2,986,201 $ 3,031,412 $ Common shares issued and outstanding 70,907,119 70,928,304 70,973,477 71,060,446 70,382,728 Tangible Book Value per Common Share (Non-GAAP) 38.33 $ 39.83 $ 41.16 $ 42.02 $ 43.07 $ Tangible Common Equity ("TCE") Ratio 1Q21 2Q21 Shareholders' equity (GAAP) 4,719,820 $ 4,757,623 $ Less: Intangible assets 1,733,619 1,726,211 Tangible common equity (non-GAAP) 2,986,201 $ 3,031,412 $ Total assets (GAAP) 39,730,332 40,375,869 Less: Intangible assets 1,733,619 1,726,211 Tangible asset (non-GAAP) 37,996,713 $ 38,649,658 $ TCE Ratio (Non-GAAP) 7.9% 7.8%

Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. 35 NON- GAAP RECONCILIATIONS – RETURN ON AVG. TANGIBLE COMMON EQUITY & PPNR RETURN ON AVG. ASSETS Return on Average Tangible Equity 1Q21 2Q21 Net income (loss) (GAAP) 146,949 $ 98,960 $ Plus: Amortization of intangibles 9,164 8,968 Effective tax rate, excluding DTA write-off 22% 22 % Amortization of intangibles, net of tax 7,163 6,957 Net income plus after-tax amortization of intangibles (non-GAAP) 154,112 $ 105,917 $ Average shareholders' common equity, excluding preferred stock 4,687,149 $ 4,739,241 $ Less: Average intangible assets 1,733,522 1,730,572 Average tangible common equity 2,953,627 $ 3,008,669 $ Return on Average Tangible Common Equity (Non-GAAP) 21.16% 14.12% PPNR Return on Average Assets 2Q21 PPNR, Adjusted (Non-GAAP) 113,407 $ Average assets 39,832,752 PPNR ROAA 1.14%

NON- GAAP RECONCILIATIONS – ADJUSTED NET INCOME & ADJUSTED EARNINGS PER SHARE (“EPS”) Dollars in thousands, except forper share data 36 Adjusted Net Income (Loss) 1Q21 2Q21 Net income (loss) (GAAP) 146,949 $ 98,960 $ Plus: Securities gains, net of tax - (28) Merger and branch consolidation related expense, net of tax 7,824 25,578 Extinguishment of debt cost, net of tax - 9,081 Adjusted Net Income (Non-GAAP) 154,773 $ 133,591 $ Adjusted EPS 1Q21 2Q21 Adjusted diluted weighted-average common shares 71,484 71,409 Net income (GAAP) 146,949 $ 98,960 $ Plus: Securities gains, net of tax - (28) Merger and branch consolidation related expense, net of tax 7,824 25,578 Extinguishment of debt cost, net of tax - 9,081 Adjusted net income (non-GAAP) 154,773 $ 133,591 $ Adjusted EPS, Diluted (Non-GAAP) 2.17 $ 1.87 $

NON- GAAP RECONCILIATIONS – ADJUSTED RETURN ON AVG. ASSETS & AVG. TANGIBLE COMMON EQUITY Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Dollars in thousands, except for per share data 37 Adjusted Return on Average Assets 1Q21 2Q21 Adjusted net income (non-GAAP) 154,773 $ 133,591 $ Total average assets 38,245,410 39,832,752 Adjusted Return on Average Assets (Non-GAAP) 1.64% 1.35% Adjusted Return on Average Tangible Common Equity 1Q21 2Q21 Net operating earnings (non-GAAP) 154,773 $ 133,591 $ Plus: Amortization of intangibles, net of tax 7,163 6,957 Net operating earnings plus after-tax amortization of intangibles (non-GAAP) 161,936 $ 140,548 $ Average tangible common equity 2,953,627 $ 3,008,669 $ Adjusted Return on Average Tangible Common Equity (Non-GAAP) 22.24% 18.74%

NON- GAAP RECONCILIATIONS – NET INTEREST MARGIN & CORE NET INTEREST INCOME (EXCLD. FMV & PPP ACCRETION) Dollars in thousands Dollars in thousands, except for per share data 38 Net Interest Margin - Tax Equivalent (Non-GAAP) 2Q20 3Q20 4Q20 1Q21 2Q21 Net interest income (GAAP) 162,557 $ 270,348 $ 265,547 $ 261,998 $ 253,130 $ Tax equivalent adjustments 579 734 1,662 1,286 1,424 Net interest income (tax equivalent) (Non-GAAP) 163,136 $ 271,082 $ 267,209 $ 263,284 $ 254,554 $ Average interest earning assets 20,262,035 $ 33,503,666 $ 33,853,006 $ 34,231,928 $ 35,631,605 $ Net Interest Margin - Tax Equivalent (Non-GAAP) 3.24% 3.22% 3.14% 3.12% 2.87% Core Net Interest Margin excluding FMV & PPP Accretion (Non-GAAP) 1Q21 2Q21 Net interest income (GAAP) 261,998 $ 253,130 $ Less: Total accretion on acquired loans 10,416 6,292 Deferred fees on PPP loans 20,402 14,232 Core Net Interest Margin excluding FMV & PPP Accretion (Non-GAAP) 231,180 $ 232,606 $